UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
January 15, 2021
COMMISSION FILE NUMBER 1-6780 (Rayonier Inc.)
COMMISSION FILE NUMBER: 333-237246 (Rayonier, L.P.)
RAYONIER INC.
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
RAYONIER, L.P.
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 91-1313292
1 Rayonier Way
Wildlight, Florida 32097
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Exchange
Common Shares, no par value, of Rayonier Inc.	RYN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Rayonier Inc.:	Emerging growth company	☐
Rayonier, L.P.:	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Rayonier Inc.:	☐
Rayonier, L.P.:	☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Blanche L. Lincoln

On January 15, 2021, Blanche L. Lincoln notified Rayonier Inc. (the “Company”) of her resignation from the Company’s Board of Directors (the “Board”), effective immediately. Ms. Lincoln’s decision to resign was not due to any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

Election of Meridee A. Moore and Matthew J. Rivers

On January 18, 2021, the Board elected Meridee A. Moore and Matthew J. Rivers to the Board, effective immediately. The Board also appointed Ms. Moore to serve on the Compensation and Management Development Committee and the Nominating and Corporate Governance Committee of the Board and Mr. Rivers to serve on the Audit Committee and the Nominating and Corporate Governance Committee of the Board. The new directors will be paid in accordance with the Company’s director compensation program, described in the section titled “Director Compensation” that begins on page 9 of the Company’s proxy statement that was filed with the Securities and Exchange Commission on April 1, 2020.

In connection with their election to the Board, Ms. Moore and Mr. Rivers will also enter into the Company’s form indemnification agreement for its officers and directors, which generally requires the Company to indemnify its officers and directors to the fullest extent permitted by law.

ITEM 8.01.	Other Events.

On January 19, 2021, the Company issued a press release announcing Ms. Lincoln’s retirement and the new directors’ election, a copy of which is included as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
99.1	Press release dated January 19, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC.

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Vice President, General Counsel and Corporate Secretary

RAYONIER, L.P.

By: RAYONIER INC., its sole general partner

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Vice President, General Counsel and Corporate Secretary

January 19, 2021

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